UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2015

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 29, 2015, Leggett & Platt, Incorporated issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2014. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

This information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On January 30, 2015 the Company will hold an investor conference call to discuss its fourth quarter and year-end financial results, annual guidance and related matters.

The press release contains the Company’s “net debt to net capitalization ratio,” “adjusted EPS from Continuing Operations,” and “adjusted EBIT Margin from Continuing Operations.” Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth in the press release. Company management believes the presentation of net debt to net capitalization provides investors a useful way to evaluate the Company’s debt leverage if the Company was to use its cash to pay down debt. The Company’s cash has fluctuated, sometimes significantly, from period to period. Management uses this ratio as supplemental information to track leverage trends across time periods with variable levels of cash. Company management believes the presentation of adjusted EPS from Continuing Operations and adjusted EBIT Margin from Continuing Operations aid investors’ awareness of underlying operational profitability. Management uses adjusted EPS from Continuing Operations and adjusted EBIT Margin from Continuing Operations as supplemental information to assess the Company’s operational performance. Net debt to net capitalization, adjusted EPS from Continuing Operations and adjusted EBIT Margin from Continuing Operations may not be comparable to similarly titled measures used by other companies and should not be considered a substitute for, or more meaningful than their GAAP counterparts. Moreover, because we may not be able to use our cash to reduce our debt on a dollar-for-dollar basis, the net debt to net capitalization ratio may have material limitations.

Item 7.01 Regulation FD Disclosure.

The information provided in Item 2.02, including Exhibit 99.1, is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 29, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: January 29, 2015	By:	/S/ JOHN G. MOORE
John G. Moore
Senior Vice President –
Chief Legal & HR Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 29, 2015